[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

ANNUAL REPORT

AUGUST 31, 2002

-  CREDIT SUISSE
   MUNICIPAL BOND FUND

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 9030, BOSTON, MA 02205-9030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3147. CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF AUGUST 31, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE MUNICIPAL BOND FUND
PORTFOLIO MANAGERS' LETTER
August 31, 2002

                                                                 October 1, 2002
Dear Shareholder:


    For the 12 months ended August 31, 2002, the Common Class Shares and Institutional Shares of Credit Suisse Municipal Bond Fund(1) (the "Fund") had gains of 5.56% and 5.83%, respectively, vs. a return of 6.24% for the Lehman Brothers Municipal Bond Index.(2)

    For the period from November 30, 2001 (inception date) through August 31, 2002 the Class A shares (without sales charge)(1),(3) had a gain of 5.82% vs. a return of 6.24% for the Lehman Brothers Municipal Bond Index.(2)

    Municipal securities as a group had a gain for the period, rising along with their taxable-bond counterparts. Bonds, at least high-quality bonds, benefited from a flight to stability and liquidity as the stock market declined. Fixed-income markets were also supported by a favorable interest-rate and inflation backdrop.

    The Fund benefited from the positive backdrop for the high-quality bonds it targets, though it lagged its benchmark. We attribute this primarily to our interest-rate strategy in the period. Specifically, we kept the Fund's duration shorter than that of its benchmark, based on our view that a strengthening economy (first-quarter 2002 Gross Domestic Product growth was very robust) would put upward pressure on interest rates. However, the economy looked less impressive as the year progressed, and longer-maturity bonds generally outperformed shorter ones as increasing-rate worries faded. While this cost the Fund somewhat in terms of total return, it reflected our desire to err on the side of caution. As of August 31, 2002, the Fund's duration was about 5.2 years.

    In terms of sector strategy, we reduced the Fund's exposure to the health-care area, where costs have been rising and where reimbursements from HMOs have been declining. We tended to favor essential-services bonds, such as water & sewer revenue bonds and education-related bonds, and expect to continue to do so. We turned more cautious on general-obligation bonds due to the weakening financial profiles of state and local issuers.

    Our general outlook for the municipal bond market remains favorable, despite mounting budget deficits at the state and federal levels. While deficits could weigh on municipal bonds if they persist, we expect that the economy's slow-but-steady growth should help in this regard and ease any worries over credit downgrades. We also believe that the supply/demand picture for the municipal market should remain healthy. Demand over the past year has easily absorbed the record high issuance of municipal debt (supply has increased due both to deficit-related reasons and to refinancings in the wake of lower interest rates). New municipal market supply (including refundings) on a year-to-date basis was $219.6 billion as of August 31, 2002, on pace to break the previous yearly supply record of $292.2 billion.

    We will look for opportunities to extend the Fund's duration going forward, selling short-dated securities and adding bonds protected for eight years or more from "calls" (i.e., repurchases by bond issuers). However, we will only do so if we believe that the inflation and interest-rate environment will be favorable. As always, we will remain focused on providing what we believe to be attractive levels of total return.

Sincerely yours,


CREDIT SUISSE ASSET MANAGEMENT, LLC

Lori A. Cohane                        Frank J. Biondo
Co-Portfolio Manager                  Co-Portfolio Manager


     A PORTION OF INCOME MAY BE SUBJECT TO STATE, LOCAL AND CITY TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

         COMPARISON OF CHANGE IN VALUE OF $3 MILLION INVESTMENT IN THE CREDIT SUISSE MUNICIPAL BOND FUND(1) INSTITUTIONAL SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX(2) FROM INCEPTION (6/17/94).
                                  (UNAUDITED)

[CHART]


                         CREDIT SUISSE MUNICIPAL                 LEHMAN BROTHERS
               BOND FUND(1) INSTITUTIONAL SHARES          MUNICIPAL BOND INDEX(2)
 6/94                                 $3,000,000                      $3,000,000
 6/94                                 $2,973,900                      $2,982,480
 7/94                                 $3,011,877                      $3,036,910
 8/94                                 $3,011,874                      $3,047,448
 9/94                                 $2,992,862                      $3,002,620
10/94                                 $2,954,567                      $2,949,204
11/94                                 $2,894,372                      $2,895,764
12/94                                 $2,944,842                      $2,959,529
 1/95                                 $3,029,616                      $3,044,142
 2/95                                 $3,105,330                      $3,132,787
 3/95                                 $3,141,011                      $3,168,814
 4/95                                 $3,149,181                      $3,172,554
 5/95                                 $3,253,820                      $3,273,758
 6/95                                 $3,214,585                      $3,245,309
 7/95                                 $3,231,513                      $3,276,172
 8/95                                 $3,265,632                      $3,317,747
 9/95                                 $3,242,403                      $3,338,582
10/95                                 $3,295,633                      $3,387,058
11/95                                 $3,357,725                      $3,443,216
12/95                                 $3,394,911                      $3,476,305
 1/96                                 $3,397,816                      $3,502,725
 2/96                                 $3,364,529                      $3,478,941
 3/96                                 $3,306,147                      $3,434,411
 4/96                                 $3,273,486                      $3,424,795
 5/96                                 $3,280,858                      $3,423,390
 6/96                                 $3,309,960                      $3,460,740
 7/96                                 $3,346,620                      $3,492,198
 8/96                                 $3,339,884                      $3,491,499
 9/96                                 $3,395,968                      $3,540,380
10/96                                 $3,430,383                      $3,580,457
11/96                                 $3,492,540                      $3,645,944
12/96                                 $3,468,074                      $3,630,667
 1/97                                 $3,480,318                      $3,637,566
 2/97                                 $3,519,132                      $3,671,068
 3/97                                 $3,460,048                      $3,622,206
 4/97                                 $3,492,396                      $3,652,668
 5/97                                 $3,550,297                      $3,707,422
 6/97                                 $3,594,030                      $3,747,091
 7/97                                 $3,706,904                      $3,850,923
 8/97                                 $3,665,071                      $3,814,686
 9/97                                 $3,711,254                      $3,860,119
10/97                                 $3,736,196                      $3,884,824
11/97                                 $3,752,053                      $3,907,705
12/97                                 $3,801,205                      $3,964,797
 1/98                                 $3,841,011                      $4,005,674
 2/98                                 $3,843,097                      $4,006,876
 3/98                                 $3,850,258                      $4,010,402
 4/98                                 $3,843,063                      $3,992,395
 5/98                                 $3,890,961                      $4,055,435
 6/98                                 $3,902,755                      $4,071,332
 7/98                                 $3,915,929                      $4,081,470
 8/98                                 $3,944,316                      $4,144,733
 9/98                                 $3,991,155                      $4,196,542
10/98                                 $3,980,025                      $4,196,542
11/98                                 $4,010,668                      $4,211,230
12/98                                 $4,018,378                      $4,221,758
 1/99                                 $4,060,675                      $4,272,039
 2/99                                 $4,033,464                      $4,253,199
 3/99                                 $4,056,220                      $4,259,154
 4/99                                 $4,083,451                      $4,269,759
 5/99                                 $4,044,662                      $4,244,952
 6/99                                 $3,989,765                      $4,183,824
 7/99                                 $3,994,094                      $4,198,886
 8/99                                 $3,958,222                      $4,165,295
 9/99                                 $3,951,102                      $4,167,003
10/99                                 $3,903,696                      $4,121,958
11/99                                 $3,953,560                      $4,165,692
12/99                                 $3,915,582                      $4,134,407
 1/00                                 $3,898,140                      $4,116,588
 2/00                                 $3,955,521                      $4,164,340
 3/00                                 $4,058,340                      $4,255,623
 4/00                                 $4,015,722                      $4,230,429
 5/00                                 $3,987,421                      $4,208,473
 6/00                                 $4,100,615                      $4,319,998
 7/00                                 $4,149,333                      $4,380,003
 8/00                                 $4,220,392                      $4,446,185
 9/00                                 $4,185,504                      $4,423,109
10/00                                 $4,233,921                      $4,471,277
11/00                                 $4,269,615                      $4,505,258
12/00                                 $4,399,991                      $4,616,448
 1/02                                 $4,444,164                      $4,662,151
 2/02                                 $4,449,323                      $4,677,116
 3/02                                 $4,488,175                      $4,718,228
 4/02                                 $4,430,828                      $4,667,319
 5/02                                 $4,478,790                      $4,717,586
 6/02                                 $4,507,855                      $4,749,146
 7/02                                 $4,579,797                      $4,819,481
 8/02                                 $4,664,689                      $4,898,858
 9/01                                 $4,651,468                      $4,882,447
10/01                                 $4,703,833                      $4,940,597
11/01                                 $4,659,007                      $4,898,947
12/01                                 $4,610,775                      $4,852,603
 1/02                                 $4,684,267                      $4,936,796
 2/02                                 $4,746,570                      $4,996,284
 3/02                                 $4,650,689                      $4,898,357
 4/02                                 $4,741,377                      $4,994,071
 5/02                                 $4,766,033                      $5,024,435
 6/02                                 $4,830,533                      $5,077,543
 7/02                                 $4,887,243                      $5,142,841
 8/02                                 $4,936,800                      $5,204,658


           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
            CREDIT SUISSE MUNICIPAL BOND FUND(1) COMMON SHARES AND THE
        LEHMAN BROTHERS MUNICIPAL BOND INDEX(2) FROM INCEPTION (10/30/98).
                                  (UNAUDITED)

[CHART]


                        CREDIT SUISSE
                            MUNICIPAL        LEHMAN BROTHERS
                         BOND FUND(1)              MUNICIPAL
                        COMMON SHARES          BOND INDEX(2)
          10/98               $10,000                $10,000
          11/98               $10,076                $10,035
          12/98               $10,094                $10,060
           1/99               $10,192                $10,180
           2/99               $10,123                $10,135
           3/99               $10,172                $10,149
           4/99               $10,245                $10,174
           5/99               $10,145                $10,115
           6/99               $10,006                 $9,970
           7/99               $10,014                $10,006
           8/99                $9,915                 $9,926
           9/99                $9,902                 $9,930
          10/99                $9,781                 $9,822
          11/99                $9,904                 $9,926
          12/99                $9,805                 $9,852
           1/00                $9,767                 $9,809
           2/00                $9,908                 $9,923
           3/00               $10,156                $10,141
           4/00               $10,048                $10,081
           5/00                $9,975                $10,028
           6/00               $10,256                $10,294
           7/00               $10,375                $10,437
           8/00               $10,552                $10,595
           9/00               $10,469                $10,540
          10/00               $10,588                $10,655
          11/00               $10,675                $10,736
          12/00               $10,991                $11,001
           1/01               $11,099                $11,110
           2/01               $11,109                $11,145
           3/01               $11,196                $11,243
           4/01               $11,051                $11,122
           5/01               $11,168                $11,242
           6/01               $11,238                $11,317
           7/01               $11,415                $11,484
           8/01               $11,632                $11,674
           9/01               $11,590                $11,634
          10/01               $11,725                $11,773
          11/01               $11,603                $11,674
          12/01               $11,489                $11,563
           1/02               $11,669                $11,764
           2/02               $11,822                $11,906
           3/02               $11,580                $11,672
           4/02               $11,795                $11,900
           5/02               $11,854                $11,973
           6/02               $12,020                $12,099
           7/02               $12,158                $12,255
           8/02               $12,278                $12,402

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE MUNICIPAL BOND FUND(1) CLASS A SHARES(3) AND THE LEHMAN BROTHERS MUNICIPAL BOND
                       INDEX(2) FROM INCEPTION (11/30/01).
                                   (UNAUDITED)

[CHART]


                                  CREDIT SUISSE MUNICIPAL                 LEHMAN BROTHERS
                            BOND FUND CLASS A SHARES(1,3)         MUNICIPAL BOND INDEX(2)
           11/01                                   $9,700                         $10,000
           12/01                                   $9,604                          $9,905
            1/02                                   $9,748                         $10,077
            2/02                                   $9,876                         $10,199
            3/02                                   $9,673                          $9,999
            4/02                                   $9,860                         $10,194
            5/02                                   $9,909                         $10,256
            6/02                                  $10,041                         $10,365
            7/02                                  $10,156                         $10,498
            8/02                                  $10,263                         $10,624


    Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2002


                                                                              INCEPTION
                             1 YEAR      3 YEARS           5 YEARS             TO DATE
                             ------      -------           -------             -------
Common Class                  5.56%        7.39%               --                5.49%
Institutional Class           5.83%        7.64%             6.14%               6.26%
Class A Without Sales
   Charge                       --           --                --                5.82%(4)
Class A With Maximum
   Sales Charge                 --           --                --                2.63%(4)

                AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002


                                                                                        INCEPTION
                                       1 YEAR      3 YEARS           5 YEARS             TO DATE
                                       ------      -------           -------             -------

Common Class                           8.12%       8.16%               --                 5.92%
Institutional Class                    8.40%       8.47%             6.32%                6.46%
Class A Without Sales Charge             --          --                --                 7.99%(4)
Class A With Maximum Sales Charge        --          --                --                 4.74%(4)








-----------------------
(1) Name changed from Credit Suisse Warburg Pincus Municipal Bond Fund effective December 12, 2001.

(2) The Lehman Brothers Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds and is calculated by Lehman Brothers, Inc. Investors cannot invest directly in an index.

(3) Class A shares have a maximum front-end sales charge of 3.00%. Total return for Class A shares for the reporting period, based on offering price (with sales charge) was 2.63%.

(4) Returns for periods of less than one year are not annualized.

CREDIT SUISSE MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS
August 31, 2002

         PAR                                                     RATINGS+
        (000)                                                 (S&P/MOODY'S)    MATURITY           RATE%     VALUE
        -----                                                 -------------    --------           -----     -----
MUNICIPAL BONDS (93.9%)
ALASKA (9.4%)
      $ 1,170   Anchorage, AK, General Obligation, Series B     (AAA , Aaa)     07/01/13          5.500   $  1,312,904
                                                                                                          ------------
TOTAL ALASKA (Cost $1,238,413)                                                                               1,312,904
                                                                                                          ------------
COLORADO (5.0%)
          595   Colorado Springs, CO, Utility Revenue Bonds     (AAA , Aaa)     11/15/17          5.875        694,413
                                                                                                          ------------
TOTAL COLORADO (Cost $574,061)                                                                                 694,413
                                                                                                          ------------
FLORIDA (3.6%)
          460   Tallahassee, FL, Electric Revenue Bonds         (AAA , Aaa)     10/01/06          6.100        499,367
                                                                                                          ------------
TOTAL FLORIDA (Cost $464,183)                                                                                  499,367
                                                                                                          ------------
ILLINOIS (11.0%)
        1,000   Chicago, IL, Metro Water Reclamation
                 District Greater Chicago, Capital Improvement
                 Bonds, General Obligation                      (AA+ , Aaa)     01/01/11          7.000      1,241,690
          300   Illinois Development Finance Authority,
                 Adventist Health Systems, Sunbelt
                 Obligation, Revenue Bonds                       (A- , A3)      11/15/24          5.650        299,070
                                                                                                          ------------
TOTAL ILLINOIS (Cost $1,404,302)                                                                             1,540,760
                                                                                                          ------------
LOUISIANA (5.3%)

          635   New Orleans, LA, Home Mortgage Authority,
                 Special Obligation Bonds                       (NR , Aaa)      01/15/11          6.250        747,814
                                                                                                          ------------
TOTAL LOUISIANA (Cost $625,651)                                                                                747,814
                                                                                                          ------------
MASSACHUSETTS (0.2%)
           20   Massachusetts State, Water Resources
                 Authority, Series A                            (AA , Aa3)      07/15/19          6.500         24,815
                                                                                                          ------------
TOTAL MASSACHUSETTS (Cost $20,997)                                                                              24,815
                                                                                                          ------------
MINNESOTA (6.9%)
          910   Minnesota Public Facilities Authority,
                 Water Pollution, Series A                      (AAA , Aaa)     03/01/16          5.250        969,477
                                                                                                          ------------
TOTAL MINNESOTA (Cost $918,158)                                                                                969,477
                                                                                                          ------------
NEW JERSEY (3.3%)
          440   New Jersey Health Care Facilities,
                 Financing Authority, Trintas Hospital
                 Obligation Group, Revenue Bonds               (BBB- , Baa3)    07/01/04          6.500        460,491
                                                                                                          ------------
TOTAL NEW JERSEY (Cost $449,928)                                                                               460,491
                                                                                                          ------------
NEW YORK (35.1%)
          205   Metropolitan Transportation Authority,
                 NY, Commuter Facilities, Revenue Bonds,
                 Series A                                      (AAA , Baa1)     07/01/06          5.000        225,959
          110   Metropolitan Transportation Authority,
                 NY, Commuter Facilities, Revenue Bonds,
                 Series C-1                                     (AAA , Aaa)     07/01/06          6.000        125,270

                See Accompanying Notes to Financial Statements.

         PAR                                                     RATINGS+
        (000)                                                 (S&P/MOODY'S)    MATURITY           RATE%     VALUE
        -----                                                 -------------    --------           -----     -----
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
       $  200   Metropolitan Transportation Authority,
                 NY, Service Contract Transportation
                 Facilities, Revenue Bonds, Series O            (AAA , A3)      07/01/08          5.750   $    230,334
          500   Nassau County, NY, General Obligation
                 Unlimited, Series F                           (BBB- , Baa3)    03/01/04          7.000        531,415
          100   New York City, General Obligation
                 Unlimited, Series A                             (A , A2)       08/01/04          6.000        107,509
          175   New York City, General Obligation
                 Unlimited, Series G                             (A , A2)       08/01/05          4.500        184,783
        1,000   New York City, General Obligation
                 Unlimited, Series G                             (A , A2)       02/01/08          5.750      1,085,340
           40   New York State Dormitory Authority,
                 Revenue Bonds (Judicial Facilities Lease)      (AAA , Aaa)     07/01/16          7.375         50,453
          100   New York State Housing Finance Agency,
                 New York City Health Facilities, Revenue
                 Bond, Series A                                  (A , A3)       11/01/06          6.000        111,704
          360   New York State Power Authority, General
                 Purpose Revenue Bonds                          (AAA , Aaa)     01/01/18          7.000        444,157
          225   Port Authority New York & New Jersey,
                 Revenue Bonds, Series 114                      (AA- , A1)      08/01/13          5.500        236,558
          580   Suffolk County, NY, Water Authority
                 Waterworks, Revenue Bonds, Series V            (AAA , NR)      06/01/12          6.750        700,310
          730   Triborough Bridge & Tunnel Authority,
                 New York, General Purpose Bonds, Series A      (AA- , Aa3)     01/01/20          5.200        742,972
          120   Triborough Bridge & Tunnel Authority,
                 New York, Revenue Bonds, Series A              (AA- , Aa3)     01/01/08          5.500        133,499
                                                                                                          ------------
TOTAL NEW YORK (Cost $4,571,892)                                                                             4,910,263
                                                                                                          ------------
SOUTH DAKOTA (1.3%)
          160   Heartland Consumers Power District, SD,
                 Electric Revenue Bonds                         (AAA , Aaa)     01/01/16          6.375        186,510
                                                                                                          ------------
TOTAL SOUTH DAKOTA (Cost $172,610)                                                                             186,510
                                                                                                          ------------
TEXAS (1.4%)
          165   Houston, TX, Sewer Systems, Revenue Bonds       (NR , Aaa)      10/01/08          6.375        187,138
            5   San Antonio, TX, Electric & Gas,
                 Revenue Bonds, Prerefunded                     (AAA , Aa1)     02/01/12          5.000          5,519
                                                                                                          ------------
TOTAL TEXAS (Cost $180,991)                                                                                    192,657
                                                                                                          ------------
UTAH (4.3%)
          600   Utah State Building Ownership Authority
                 Lease, Revenue Bonds, Series A                 (AAA , Aa1)     05/15/21          5.000        608,580
                                                                                                          ------------
TOTAL UTAH (Cost $579,096)                                                                                     608,580
                                                                                                          ------------

                See Accompanying Notes to Financial Statements.

         PAR                                                     RATINGS+
        (000)                                                 (S&P/MOODY'S)    MATURITY           RATE%     VALUE
        -----                                                 -------------    --------           -----     -----
MUNICIPAL BONDS (CONTINUED)
VIRGINIA (7.1%)
      $   630   Fairfax County, VA, Redevelopment &
                 Housing Authority, Revenue Bonds
                 (Island Walk Project)                          (AAA , NR)      04/01/19          7.100   $    823,019
          150   Loudoun County, VA, Public Improvement,
                 General Obligation, Series B                   (AA+ , Aa1)     01/01/07          5.000        164,570
                                                                                                          ------------
TOTAL VIRGINIA (Cost $837,973)                                                                                 987,589
                                                                                                          ------------
TOTAL MUNICIPAL BONDS (Cost $12,038,255)                                                                    13,135,640
                                                                                                          ------------
SHORT-TERM INVESTMENT (4.8%)
          668   State Street Bank and Trust Co. Euro Time Deposit
                 (Cost $668,000)                                                09/03/02          1.688        668,000
                                                                                                          ------------
TOTAL INVESTMENTS (98.7%) (Cost $12,706,255)                                                                13,803,640
                                                                                                          ------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%)                                                                   176,597
                                                                                                          ------------
NET ASSETS (100.0%)                                                                                       $ 13,980,237
                                                                                                          ============

---------------
+ Credit ratings given by Standard & Poor's Ratings Group and Moody's Investors Services, Inc. are unaudited.










                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2002

ASSETS
     Investments at value (Cost $12,706,255)                                                         $13,803,640
     Cash                                                                                                    574
     Dividend and interest receivable                                                                    171,186
     Receivable from investment adviser                                                                   49,549
     Receivable for fund shares sold                                                                      37,469
     Prepaid expenses and other assets                                                                    22,552
                                                                                                     -----------
       Total Assets                                                                                   14,084,970
                                                                                                     -----------
LIABILITIES
     Administrative services fee payable                                                                     218
     Payable for fund shares redeemed                                                                     46,318
     Dividend payable                                                                                      9,305
     Distribution fee payable                                                                              2,253
     Other accrued expenses payable                                                                       46,639
                                                                                                     -----------
       Total Liabilities                                                                                 104,733
                                                                                                     -----------
NET ASSETS
     Capital stock, $0.001 par value                                                                         935
     Paid-in capital                                                                                  12,549,189
     Accumulated undistributed net investment income                                                          24
     Accumulated net realized gain from investments                                                      332,704
     Net unrealized appreciation from investments                                                      1,097,385
                                                                                                     -----------
       Net Assets                                                                                    $13,980,237
                                                                                                     ===========
COMMON SHARES
     Net assets                                                                                      $ 9,820,830
     Shares outstanding                                                                                  656,979
                                                                                                     -----------
     Net asset value and redemption price per share                                                       $14.95
                                                                                                          ======
INSTITUTIONAL SHARES
     Net assets                                                                                      $ 3,816,728
     Shares outstanding                                                                                  255,237
                                                                                                     -----------
     Net asset value and redemption price per share                                                       $14.95
                                                                                                          ======
A SHARES
     Net assets                                                                                      $   342,679
     Shares outstanding                                                                                   22,928
                                                                                                     -----------
     Net asset value and redemption price per share                                                       $14.95
                                                                                                          ======

     Maximum offering price per share (net asset value/(1-3.00%))                                         $15.41
                                                                                                          ======

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2002

INVESTMENT INCOME                                                                                       $947,084
                                                                                                        --------
EXPENSES
     Investment advisory fees                                                                            138,546
     Administrative services fees                                                                         22,116
     Printing fees                                                                                        79,087
     Registration fees                                                                                    55,163
     Legal fees                                                                                           45,232
     Distribution fees                                                                                    38,651
     Transfer agent fees                                                                                  35,667
     Audit fees                                                                                           21,982
     Directors fees                                                                                       20,655
     Insurance expense                                                                                     4,096
     Interest expense                                                                                      1,095
     Miscellaneous expense                                                                                 4,939
                                                                                                        --------
       Total expenses                                                                                    467,229
     Less: fees waived and expenses reimbursed and transfer agent offsets                               (289,823)
                                                                                                        --------
       Total expenses                                                                                    177,406
                                                                                                        --------
          Net investment income                                                                          769,678
                                                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
   FOREIGN CURRENCY RELATED ITEMS
     Net realized gain from investments                                                                  440,911
     Net change in unrealized appreciation (depreciation) from investments                              (305,718)
                                                                                                        --------
     Net realized and unrealized gain (loss) from
     investments and foreign currency related items                                                      135,193
                                                                                                        --------
     Net increase in net assets resulting from operations                                               $904,871
                                                                                                        ========

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                 FOR THE YEAR ENDED
                                                                        -------------------------------------
                                                                        AUGUST 31, 2002       AUGUST 31, 2001
                                                                        ---------------       ---------------
FROM OPERATIONS
  Net investment income                                                     $   769,678           $   805,923
  Net realized gain from investments                                            440,911             1,173,465
  Net change in unrealized depreciation from investments                       (305,718)             (237,555)
                                                                            -----------           -----------
    Net increase in net assets resulting from operations                        904,871             1,741,833
                                                                            -----------           -----------
FROM DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income
    Common Class shares                                                        (588,148)             (357,429)
    Institutional Class Shares                                                 (178,809)             (491,593)
    Class A shares                                                               (2,697)                   --
  Distributions from net realized gains
    Common Class shares                                                        (675,184)                   --
    Institutional Class Shares                                                 (176,272)                   --
    Class A shares                                                                  (37)                   --
                                                                            -----------           -----------
    Net decrease in net assets from dividends and distributions              (1,621,147)             (849,022)
                                                                            -----------           -----------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                5,343,677            14,576,020
  Shares exchanged due to merger                                                     --            22,307,654
  Reinvestment of dividends and distributions                                 1,290,433               740,279
  Net asset value of shares redeemed                                        (15,556,179)          (30,050,286)
                                                                            -----------           -----------
    Net increase (decrease) in net assets from capital share transactions    (8,922,069)            7,573,667
                                                                            -----------           -----------
  Net increase (decrease) in net assets                                      (9,638,345)            8,466,478
NET ASSETS
  Beginning of period                                                        23,618,582            15,152,104
                                                                            -----------           -----------
  End of period                                                             $13,980,237           $23,618,582
                                                                            ===========           ===========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                      $        24           $       (24)
                                                                            ===========           ===========

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
(For an Common Class Share of the Fund Outstanding Throughout Each Year)


                                                                        FOR THE YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------
                                                                2002          2001          2000          1999(1)
                                                              ------       -------        ------         ------
PER SHARE DATA
   Net asset value, beginning of period                       $15.30       $ 14.47        $14.29         $15.14
                                                              ------       -------        ------         ------
INVESTMENT OPERATIONS
   Net investment income                                        0.55(2)       0.62          0.63           0.54
   Net gain (loss) on investments
     (both realized and unrealized)                             0.24          0.83          0.25          (0.66)
                                                              ------       -------        ------         ------
        Total from investment operations                        0.79          1.45          0.88          (0.12)
                                                              ------       -------        ------         ------
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                        (0.59)        (0.62)        (0.68)         (0.52)
   Distributions from net realized gains                       (0.55)           --         (0.02)         (0.21)
                                                              ------       -------        ------         ------
        Total dividends and distributions                      (1.14)        (0.62)        (0.70)         (0.73)
                                                              ------       -------        ------         ------
NET ASSET VALUE, END OF PERIOD                                $14.95       $ 15.30        $14.47         $14.29
                                                              ======       =======        ======         ======
       Total return(3)                                          5.56%        10.24%         6.42%         (0.85)%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                   $9,821       $18,672        $  524         $  211
     Ratio of expenses to average net assets                    0.95%(4)      0.96%(4)      1.27%(4)       1.26%(5)
     Ratio of net investment income to average net assets       3.68%         4.06%         4.55%          4.44%(5)
     Decrease reflected in above operating expense ratios
       due to waivers/reimbursements                            1.42%         1.10%         0.82%          0.45%(5)
   Portfolio turnover rate                                        79%          139%            5%            26%

------------------------------
(1) For the period October 30, 1998 (inception date) through August 31, 1999.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(5) Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
(For an Institutional Class Share of the Fund Outstanding Throughout Each Year)


                                                                 FOR THE YEAR ENDED AUGUST 31,
                                                 --------------------------------------------------------------
                                                   2002          2001          2000          1999          1998
                                                 ------        ------       -------       ------        -------
PER SHARE DATA
   Net asset value, beginning of period          $15.30        $14.47       $ 14.30       $ 15.12       $ 14.84
                                                 ------        ------       -------       ------        -------
INVESTMENT OPERATIONS
   Net investment income                           0.69(1)       0.65          0.69          0.67          0.70
   Net gain (loss) on investments
     (both realized and unrealized)                0.18          0.84          0.21         (0.60)         0.40
                                                 ------        ------       -------       ------        -------
        Total from investment operations           0.87          1.49          0.90          0.07          1.10
                                                 ------        ------       -------       ------        -------
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income           (0.67)        (0.66)        (0.71)        (0.68)        (0.71)
   Distributions from net realized gains          (0.55)           --         (0.02)        (0.21)        (0.11)
                                                 ------        ------       -------       ------        -------
        Total dividends and distributions         (1.22)        (0.66)        (0.73)        (0.89)        (0.82)
                                                 ------        ------       -------       ------        -------
NET ASSET VALUE, END OF PERIOD                   $14.95        $15.30       $ 14.47       $ 14.30       $ 15.12
                                                 ======        ======       =======       =======       =======
        Total return(2)                            6.17%        10.53%         6.62%         0.36%         7.62%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)      $3,817        $4,947       $14,628       $22,423       $22,229
     Ratio of expenses to average net assets       0.70%(3)      0.93%(3)      1.00%(3)      0.99%         1.00%
     Ratio of net investment income to
        average net assets                         4.62%         4.16%         4.79%         4.49%         4.72%
     Decrease reflected in above
        operating expense ratios due to
        waivers/reimbursements                     1.51%         0.74%         0.78%         0.44%         0.39%
   Portfolio turnover rate                           79%          139%            5%           26%           57%

------------------------------
(1) Per share information is calculated using the average share outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout the Period)


                                                                                                 FOR THE PERIOD ENDED
                                                                                                    AUGUST 31, 2002(1)
                                                                                                 ---------------------
PER SHARE DATA
   Net asset value, beginning of period                                                                   $15.12
                                                                                                          ------
INVESTMENT OPERATIONS
   Net investment income                                                                                    0.42(2)
   Net realized gain on investments (both realized and unrealized)                                          0.40
                                                                                                          ------
       Total from investment operations                                                                     0.82
                                                                                                          ------
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                                                    (0.44)
   Distributions from net realized gains                                                                   (0.55)
                                                                                                          ------
       Total dividends and distributions                                                                   (0.99)
                                                                                                          ------
NET ASSET VALUE, END OF PERIOD                                                                            $14.95
                                                                                                          ======
       Total return(3)                                                                                      5.82%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                                                               $  343
     Ratio of expenses to average net assets(4,5)                                                           0.95%
     Ratio of net investment income to average net assets(5)                                                3.78%
     Decrease reflected in above operating expense ratios due to waivers/reimbursements(5)                  3.74%
   Portfolio turnover rate                                                                                    79%

----------------------
(1) For the period November 30, 2001 (inception date) through August 31, 2002.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(5) Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2002

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Credit Suisse Municipal Bond Fund, formerly Credit Suisse Warburg Pincus Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks high total return. The Fund was incorporated under the laws of the State of Maryland on July 31, 1998.

    Effective as of the close of business on April 6, 2001, the Fund acquired all of the net assets of the Credit Suisse Warburg Pincus Municipal Trust Fund ("Municipal Trust") in a tax-free exchange of shares. The shares exchanged were 3,031 shares (valued at $45,368) of Common Class shares of the Fund for 4,383 shares of Common Class of Municipal Trust, 1,420,093 shares (valued at $21,258,788) of Common Class shares of the Fund for 2,050,028 shares of Class A of Municipal Trust and 66,917 shares (valued at $1,001,751) of Common Class shares of the Fund for 96,601 shares of Class B of Municipal Trust. The Municipal Trust net assets of $22,307,654 at that date, which included $934,957 of unrealized appreciation, were cominbed with those of Municipal Bond. The aggregate net assets of Municipal Trust and Municipal Bond immediately before the acquisition were $22,307,654 and $15,375,780, respectively and the combined net assets of the Fund after the acquisition were $37,683,434.

    The Fund is authorized to offer four classes of shares: Common, Institutional, Advisor and Class A, although only Class A shares are offered. Effective November 30, 2001 the Fund began offering Class A shares. Effective December 12, 2001 Common Class closed to new investors and Institutional Class closed to new investments. However, effective September 23, 2002 Institutional shares were reopened to new investments. Common shares for the fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate equal to .25% of the average daily net asset value of the Fund's outstanding Common shares. Class A shares are sold with a front-end sales charge of up to 3.00% and bear expenses paid pursuant to a plan of distribution at an annual rate of .25% of the average daily net asset value of the Fund's Class A shares. For the period November 30, 2001 through February 26, 2002 the Class A shares were sold with a front-end sales charge of up to 4.75%. Effective February 27, 2002, the front-end sales charge was reduced from 4.75% to 3.00%. In addition, the Common and Class A shares bear co-administration fees.

    A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock

Exchange, Inc. The Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

    B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

    C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

    D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

    E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

    F) SHORT-TERM INVESTMENTS -- The Fund, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

    G) ASSET CONCENTRATION -- There are certain risks arising from the Fund's concentration in New York municipal securities. Certain New York constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions, and voter initiatives could result in certain adverse consequences including impairing the ability of certain issuers of New York municipal securities to pay principal and interest on their obligations.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

    CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of ..70% of the Fund's average daily net assets. For the year ended August 31, 2002, investment advisory fees earned and voluntarily waived, and expenses reimbursed were as follows:


       GROSS                                      NET                  EXPENSE
   ADVISORY FEE           WAIVER             ADVISORY FEE          REIMBURSEMENTS
   ------------         ----------           ------------          --------------
     $138,546           $(138,546)                $--                $(145,536)


    Subsequent to the period covered by this report, management determined that the Fund's advisory contract had lapsed due to an administrative error. The Fund's adviser intends to take all necessary steps to remedy this error, including seeking Board and shareholder approval to retain the amounts paid to the adviser during the period the contract had lapsed and of a new contract on the same terms as in the lapsed contract. Disclosure in these financial statements related to or dependent upon CSAM's advisory fees have been set forth assuming that this remedial action has been taken.

    Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB") serve as the co-administrators to the Fund. At its meeting held on February 12, 2002, the

Board of Directors approved SSB to replace PFPC, Inc. ("PFPC") as co-administrator effective June 1, 2002.

    For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Fund's average daily net assets of the Common and Class A shares. No compensation is payable by the Fund to CSAMSI for its administrative services for the Institutional shares. For the year ended August 31, 2002, administrative services fees earned and voluntarily waived by CSAMSI were $7,166 and $5,724, respectively.

    For its administrative services, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:


              AVERAGE DAILY NET ASSETS                         ANNUAL RATE
              ------------------------                         -----------
              First $150 million                   .07% of average daily net assets
              Next $150 million                    .06% of average daily net assets
              Over $300 million                    .05% of average daily net assets


    For the period September 1, 2001 through May 31, 2002, the administrative services fees earned by PFPC (including out-of-pocket expenses) were $11,119.

    For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds administered by SSB and allocated based upon relative average net assets of each fund.


              AVERAGE DAILY NET ASSETS                         ANNUAL RATE
              ------------------------                         -----------
              First $5 billion                     .050% of average daily net assets
              Next $5 billion                      .035% of average daily net assets
              Over $10 billion                     .020% of average daily net assets


    For the period June 1, 2002 to August 31, 2002, administrative service fees earned by SSB (including out-of-pocket expenses) were $3,831.

    In addition to serving as the Fund's co-administrator, CSAMSI serves as distributor to the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common and Class A shares. For the year ended August 31, 2002, shareholder servicing and distribution fees earned by CSAMSI for Common and Class A shares were $38,529 and $122, respectively.

    Boston Financial Data Services, Inc. ("BFDS") serves as the Fund's transfer and dividend disbursement agent. The Fund has an arrangement with BFDS whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expenses. For the year ended August 31, 2002, the Fund received credits or reimbursements under this agreement in the amount of $17.

    Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation from CSAM. CSAM is then reimbursed by the Fund. For the year ended August 31, 2002, the Fund reimbursed CSAM $13,511, which is included in the Fund's transfer agent expense.

    For the year ended August 31, 2002 CSAMSI and its affiliates advised the Fund that they retained $1,721 from commissions earned on the sale of the Fund's shares.

    Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the year ended August 31, 2002, Merrill was paid $67,087 for its services by the Fund.

NOTE 3. LINE OF CREDIT

    Through June 18, 2002 the Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of ..10% per annum on the average unused amount of the Prior Credit Facility, which was allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus ..50%.

    Effective June 19, 2002, the Participating Funds, together with additional funds/portfolios advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured line of credit facility (the "New Credit Facility") with

Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. At August 31, 2002, there were no loans outstanding under the New Credit Facility or the Prior Credit Facility.

    During the year ended August 31, 2002, the Fund had borrowings under the Prior Credit Facility and/or the New Credit Facility as follows:


         AVERAGE DAILY           WEIGHTED AVERAGE              MAXIMUM DAILY
         LOAN BALANCE             INTEREST RATE %            LOAN OUTSTANDING
         ------------            ----------------            ----------------
            $393,421                  2.291%                     $885,000


NOTE 4. PURCHASES AND SALES OF SECURITIES

    For the year ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments) were $15,031,071 and $23,287,450, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

    The Fund is authorized to issue four billion full and fractional shares of capital stock, $.001 par value per share. Transactions in capital shares for each class were as follows:


                                                                        COMMON CLASS
                                               ------------------------------------------------------------------
                                                                     FOR THE YEAR ENDED
                                               ------------------------------------------------------------------
                                                    AUGUST 31, 2002                        AUGUST 31, 2001
                                                    ---------------                        ---------------
                                                SHARES            VALUE                SHARES            VALUE
                                                ------            -----                ------            -----
Shares sold                                     333,564      $  4,921,133               295,675       $ 4,427,093
Shares exchanged due to merger                       --                --             1,490,041        22,307,654
Shares issued in reinvestment
  of dividends and distributions                 65,892           958,723                18,292           273,283
Shares redeemed                                (962,968)      (14,153,158)             (619,744)       (9,250,259)
                                               --------      ------------             ---------       -----------
Net increase (decrease)                        (563,512)     $ (8,273,302)            1,184,264       $17,757,771
                                               ========      ============             =========       ===========


                                                                     INSTITUTIONAL CLASS
                                               ------------------------------------------------------------------
                                                                     FOR THE YEAR ENDED
                                               ------------------------------------------------------------------
                                                    AUGUST 31, 2002                        AUGUST 31, 2001
                                                    ---------------                        ---------------
                                                SHARES            VALUE                SHARES            VALUE
                                                ------            -----                ------            -----
Shares sold                                          --       $        --               670,970      $ 10,148,927
Shares issued in reinvestment
  of dividends and distributions                 22,577           329,045                31,651           466,996
Shares redeemed                                 (90,571)       (1,318,146)           (1,390,250)      (20,800,027)
                                               --------       -----------            ----------      ------------
Net increase (decrease)                         (67,994)      $  (989,101)             (687,629)     $(10,184,104)
                                               ========       ===========            ==========      ============

                                                          CLASS A
                                                 ------------------------
                                                   FOR THE PERIOD ENDED
                                                     AUGUST 31, 2002(1)
                                                 ------------------------
                                                 SHARES            VALUE
                                                 ------          --------
Shares sold                                      28,597          $422,542
Shares issued in reinvestment
  of dividends and distributions                    180             2,667
Shares redeemed                                  (5,849)          (84,875)
                                                 ------          --------
Net increase (decrease)                          22,928          $340,334
                                                 ======          ========

(1) For the period November 30, 2001 (inception date) through August 31, 2002.

    On August 31, 2002, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund were as follows:

                                         NUMBER OF            APPROXIMATE PERCENTAGE
                                       SHAREHOLDERS            OF OUTSTANDING SHARES
                                       -----------            ----------------------
Common Class                                 2                            11%
Institutional Class                          4                            96%
Class A                                      3                            86%

    Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

    Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of excise tax regulations.

    The tax characteristics of dividends and distributions paid during the period ended August 31, for the Fund were as follows:

    ORDINARY INCOME               TAX EXEMPT INCOME              LONG-TERM CAPITAL GAINS
  --------------------         ----------------------           ------------------------
   2002         2001             2002          2001               2002              2001
   ----         ----             ----          ----               ----              ----
  $26,085      $26,636         $743,569      $822,386           $851,493             $-

    At August 31, 2002, the components of distributable earnings on a tax basis, for the Fund were as follows:

  Undistributed ordinary income                           $      24
  Accumulated net realized gain                             332,704
  Unrealized appreciation                                 1,097,385
                                                        -----------
                                                          1,430,113
                                                        ===========

    At August 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, and the net unrealized appreciation (depreciation) from investments were as follows $12,706,255, $1,097,385 and $1,097,385, respectively.

    At August 31, 2002, the Fund reclassified $1 from accumulated net realized gain (loss) from investments and $23 from paid-in capital to undistributed net investment income, to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications.

NOTE 7. SUBSEQUENT EVENT

    Effective October 24, 2002 the Institutional Class of the Fund closed. The Institutional Class had no assets as of this date and there is no plan to reopen this class at this time.

CREDIT SUISSE MUNICIPAL BOND FUND
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Credit Suisse Municipal Bond Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Municipal Bond Fund, Inc. (the "Fund") at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 21, 2002

CREDIT SUISSE MUNICIPAL BOND FUND
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)


                                             TERM                               NUMBER OF
                                             OF OFFICE(1)                       PORTFOLIOS IN
                                             AND                                FUND
                              POSITION(S)    LENGTH      PRINCIPAL              COMPLEX          OTHER
                              HELD WITH      OF TIME     OCCUPATION(S) DURING   OVERSEEN BY      DIRECTORSHIPS
NAME, ADDRESS AND AGE         FUND           SERVED      PAST FIVE YEARS        DIRECTOR         HELD BY DIRECTOR
---------------------         -----------    ----------- --------------------   -------------    ----------------
INDEPENDENT DIRECTORS

Richard H. Francis            Director and   Since       Currently retired;     54               Director of
40 Grosvenor Road             Audit          1999        Executive Vice                          The Indonesia
Short Hills, New Jersey       Committee                  President and                           Fund, Inc.
07078                         Member                     Chief Financial
                                                         Officer of Pan Am
Age: 68                                                  Corporation and
                                                         Pan American
                                                         World Airways,
                                                         Inc. from 1988 to
                                                         1991

Jack W. Fritz                 Director and   Since       Private investor;      54               Director of
2425 North Fish Creek Road    Audit          Fund        Consultant and                          Advo, Inc.
P.O. Box 1287                 Committee      Inception   Director of Fritz                       (direct mail
Wilson, Wyoming 83014         Member                     Broadcasting, Inc.                      advertising)
                                                         and Fritz
Age: 73                                                  Communications
                                                         (developers and
                                                         operators of radio
                                                         stations) since
                                                         1987

Jeffrey E. Garten             Director and   Since       Dean of Yale           54               Director of
Box 208200                    Audit          Fund        School of                               Aetna, Inc.;
New Haven, Connecticut        Committee      Inception   Management and                          Director of
06520-8200                    Member                     William S. Beinecke                     Calpine Energy
                                                         Professor in the                        Corporation;
Age: 54                                                  Practice of                             Director of
                                                         International                           CarMax Group
                                                         Trade and Finance;                      (used car
                                                         Undersecretary of                       dealers)
                                                         Commerce for
                                                         International Trade
                                                         from November 1993
                                                         to October 1995;
                                                         Professor at
                                                         Columbia University
                                                         from September
                                                         1992 to November
                                                         1993

-----------------
(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


                                             TERM                                   NUMBER OF
                                             OF OFFICE(1)                           PORTFOLIOS IN
                                             AND                                    FUND
                              POSITION(S)    LENGTH      PRINCIPAL                  COMPLEX          OTHER
                              HELD WITH      OF TIME     OCCUPATION(S) DURING       OVERSEEN BY      DIRECTORSHIPS
NAME, ADDRESS AND AGE         FUND           SERVED      PAST FIVE YEARS            DIRECTOR         HELD BY DIRECTOR
---------------------         -----------    ----------- --------------------       -------------    ----------------
INDEPENDENT DIRECTORS--(CONTINUED)

Peter F. Krogh                Director and   Since       Dean Emeritus and          54               Member of the
301 ICC                       Audit          2001        Distinguished Professor                     Board
Georgetown University         Committee                  of International Affairs                    of The Carlisle
Washington, DC 20057          Member                     at the Edmund A.                            Companies Inc.;
                                                         Walsh School of                             Member of
Age: 64                                                  Foreign Service,                            Selection
                                                         Georgetown University;                      Committee
                                                         Moderator of PBS                            for Truman
                                                         Foreign affairs television                  Scholars and
                                                         Series                                      Henry Luce
                                                                                                     Scholars; Senior
                                                                                                     Associate of
                                                                                                     Center for
                                                                                                     Strategic and
                                                                                                     International
                                                                                                     Studies; Trustee
                                                                                                     of numerous
                                                                                                     world affairs
                                                                                                     organizations

James S. Pasman, Jr.          Director and   Since       Currently retired;         54               Director of
29 The Trillium               Audit          1999        President and Chief                         Education
Pittsburgh, Pennsylvania      Committee                  Operating Officer of                        Management
15238                         Member                     National InterGroup,                        Corp., Director
                                                         Inc. from April 1989                        of Tyco
Age: 70                                                  to March 1991;                              International
                                                         Chairman of Permian                         Ltd.; Director
                                                         Oil Co. from April 1989                     of Credit
                                                         to March 1991                               Suisse Asset
                                                                                                     Management
                                                                                                     Income Fund,
                                                                                                     Inc.; Trustee of
                                                                                                     Credit Suisse
                                                                                                     High Yield Bond
                                                                                                     Fund; Trustee
                                                                                                     of Deutsche
                                                                                                     VIT Funds,
                                                                                                     overseeing three
                                                                                                     portfolios


                                             TERM                                   NUMBER OF
                                             OF OFFICE(1)                           PORTFOLIOS IN
                                             AND                                    FUND
                              POSITION(S)    LENGTH      PRINCIPAL                  COMPLEX          OTHER
                              HELD WITH      OF TIME     OCCUPATION(S) DURING       OVERSEEN BY      DIRECTORSHIPS
NAME, ADDRESS AND AGE         FUND           SERVED      PAST FIVE YEARS            DIRECTOR         HELD BY DIRECTOR
---------------------         -----------    ----------- --------------------       -------------    ----------------
INDEPENDENT DIRECTORS--(CONTINUED)

Steven N. Rappaport           Director and   Since       Partner RZ Capital LLC     54               Director of
RZ Capital, LLC               Audit          1999        since 2001;                                 The First Israel
40 East 52nd Street           Committee                  President of Loanet,                        Fund, Inc.
New York, New York            Chairman                   Inc. (on-line accounting
10022                                                    service) from 1997 to
                                                         2001; Executive Vice
Age: 52                                                  President of Loanet,
                                                         Inc. from 1994 to 1997;
                                                         Director, President,
                                                         North American
                                                         Operations, and former
                                                         Executive Vice President
                                                         from 1992 to 1993 of
                                                         Worldwide Operations
                                                         of Metallurg Inc.
                                                         (manufacturer of specialty
                                                         metals and alloys);
                                                         Executive Vice
                                                         President, Telerate, Inc.
                                                         (provider of real-time
                                                         information to the
                                                         capital markets)
                                                         from 1987 to 1992;
                                                         Partner in the law firm
                                                         of Hartman & Craven
                                                         until 1987

INTERESTED DIRECTOR

William W. Priest(2)          Director       Since       Senior Partner and         54               Director of The
Steinberg Priest & Sloane                    1999        Fund Manager,                               Brazilian Equity
Capital Management                                       Steinberg                                   Fund, Inc.; The
12 East 49th Street                                      Priest & Sloane Capital                     Chile Fund, Inc.;
12th Floor                                               Management since                            The Emerging
New York, New York                                       March 2001; Chairman                        Markets Tele-
10017                                                    and Managing                                communications
                                                         Director of CSAM                            Fund, Inc.; The
Age: 60                                                  from 2000 to                                First Israel Fund,
                                                         February 2001, Chief                        Inc.; The Latin
                                                         Executive Officer and                       American Equity
                                                         Managing Director of                        Fund, Inc.; The
                                                         CSAM from 1990 to                           Indonesia Fund,
                                                         2000                                        Inc.; and Credit
                                                                                                     Suisse Asset
                                                                                                     Management
                                                                                                     Income Fund, Inc.

------------------
(2) Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until February 2001.


                                                 TERM
                                                 OF OFFICE(1)
                                                 AND
                              POSITION(S)        LENGTH
                              HELD WITH          OF TIME
NAME, ADDRESS AND AGE         FUND               SERVED      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------         ----------         ----------- ----------------------------------------------
OFFICERS

Laurence R. Smith             Chairman           Since       Managing Director and Global Chief Investment Officer of
Credit Suisse Asset                              2002        CSAM; acting Chief Executive Officer of CSAM Americas;
Management LLC                                               Associated with JP Morgan Investment Management from
466 Lexington Avenue                                         1981 to 1999
New York, New York
10017-3147

Age: 44

Hal Liebes, Esq.              Vice President     Since       Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset           and Secretary      1999        Associated with Lehman Brothers, Inc. from 1996 to 1997;
Management, LLC                                              Associated with CSAM from 1995 to 1996; Associated with
466 Lexington Avenue                                         CS First Boston Investment Management from 1994
New York, New York                                           to 1995; Associated with Division of Enforcement,
10017-3147                                                   U.S. Securities and Exchange Commission from 1991 to
                                                             1994

Age: 38

Michael A. Pignataro          Treasurer and      Since       Director and Director of Fund Administration of CSAM;
Credit Suisse Asset           Chief Financial    1999        Associated with CSAM since 1984
Management, LLC               Officer
466 Lexington Avenue
New York, New York
10017-3147

Age: 42

Gregory N. Bressler, Esq.     Assistant          Since       Vice President and Legal Counsel of CSAM since
Credit Suisse Asset           Secretary          2000        January 2000; Associated with the law firm of Swidler
Management, LLC                                              Berlin Shereff Friedman LLP from 1996 to 2000
466 Lexington Avenue
New York, New York
10017-3147

Age: 35


                                                 TERM
                                                 OF OFFICE(1)
                                                 AND
                              POSITION(S)        LENGTH
                              HELD WITH          OF TIME
NAME, ADDRESS AND AGE         FUND               SERVED      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------         ----------         ----------- ----------------------------------------------

OFFICERS--(CONTINUED)

Kimiko T. Fields, Esq.        Assistant          Since       Assistant Vice President and Legal Counsel of CSAM since
Credit Suisse Asset           Secretary          2002        December 2000; Assistant Vice President, Institutional
Management LLC                                               Marketing Department, CSAM, from January  2000 to
466 Lexington Avenue                                         December 2000; Marketing Associate, International Equity
New York, New York                                           Department, Warburg Pincus Asset Management, Inc. from
10017-3147                                                   January of 1998 to January 2000; self-employed author and
                                                             consultant, from January 1996 to January 1997
Age: 38

Rocco A. DelGuercio           Assistant          Since       Vice President and Administrative Officer of CSAM;
Credit Suisse Asset           Treasurer          1999        Associated with CSAM since June 1996;  Assistant
Management, LLC                                              Treasurer, Bankers Trust Corp. -- Fund Administration
466 Lexington Avenue                                         from March 1994 to June 1996; Mutual Fund Accounting
New York, New York                                           Supervisor, Dreyfus Corporation from April 1987 to
10017-3147                                                   March 1994

Age: 38

Joseph Parascondola           Assistant          Since       Assistant Vice President-- Fund Administration of
Credit Suisse Asset           Treasurer          2000        CSAM since April 2000; Assistant Vice President, Deutsche
Management, LLC                                              Asset Management from January 1999 to April 2000;
466 Lexington Avenue                                         Assistant Vice President, Weiss, Peck & Greer LLC
New York, New York                                           from November 1995 to December 1998
10017-3147

Age: 38

    The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

CREDIT SUISSE MUNICIPAL BOND FUND
TAX INFORMATION LETTER
August 31, 2002

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

    During the year ended August 31, 2002, the Fund declared dividends of $851,493 that were designated as 20% long-term capital gains dividends.

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